                                                                    EXHIBIT 10.4


                       [FORM OF ADMINISTRATION AGREEMENT]


                 This ADMINISTRATION AGREEMENT dated as of March 1, 1997 (as amended from time to time, this "Agreement"), among HOUSEHOLD CONSUMER LOAN CORPORATION, a Nevada corporation ("HCLC"), HOUSEHOLD CONSUMER LOAN TRUST 1997-1, a Delaware business trust (the "Issuer"), CHASE MANHATTAN BANK DELAWARE, a Delaware banking corporation, as owner trustee (the "Owner Trustee"), and HOUSEHOLD FINANCE CORPORATION, a Delaware corporation, as administrator (the "Administrator"),

                             W I T N E S S E T H :

                 WHEREAS, the Issuer is issuing the Household Consumer Loan Asset Backed Notes, Series 1997-1, Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class B Notes (collectively, the "Notes") pursuant to the Indenture dated as of March 1, 1997 (as amended and supplemented from time to time, the "Indenture"), between the Issuer and The Bank of New York, a New York banking corporation, as indenture trustee (the "Indenture Trustee") and the Household Consumer Loan Asset Backed Certificates, Series 1997-1 (the "Certificates" and together with the Notes, the "Securities") pursuant to the Trust Agreement dated as of March 1, 1997 (the "Trust Agreement") among HCLC, as Seller and as Holder of the Designated Certificate (with any successor Holder of the Designated Certificate, the "Seller"), and the Owner Trustee. (Capitalized terms used and not otherwise defined herein shall have the meanings assigned such terms in the Trust Agreement); and

                 WHEREAS, pursuant to the Basic Documents, the Seller, the Issuer and the Owner Trustee are required to perform certain duties in connection with (a) the Notes and the collateral therefor pledged pursuant to the Indenture (the "Collateral") and (b) the Certificates (the registered holders of such interests being referred to herein as the "Certificateholders"); and

                 WHEREAS, the Seller, the Issuer and the Owner Trustee desire to have the Administrator perform certain of the duties of the Seller under the Trust Agreement and of the Issuer under the Trust Agreement and the Indenture, (collectively, the "Related Agreements"), and to provide such additional services consistent with the terms of this Agreement and the Related Agreements as the Seller, the Issuer and the Owner Trustee may from time to time request (and the Indenture Trustee is executing this Agreement to acknowledge its consent to the Administrator's performance of those duties and services); and

                 WHEREAS, the Administrator has the capacity to provide the services required hereby and is willing to perform such services for the Seller, the Issuer and the Owner Trustee on the terms set forth herein;

                 NOW, THEREFORE, in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

         1.      Duties of the Administrator.

                 (a)      Duties with Respect to the Related Agreements.

                          (i) The Administrator agrees to perform all its duties as Administrator and the duties of the Issuer under the Related Agreements and the Seller under the Trust Agreement. In addition, the Administrator shall consult with the Owner Trustee regarding the duties of the Issuer under the Related Agreements. The Administrator shall monitor the performance of the Issuer and shall advise the Owner Trustee when action is necessary to comply with the Issuer's duties under the Related Agreements. The Administrator shall prepare for execution by the Issuer or the Seller, as the case may be, or shall cause the preparation by other appropriate persons or entities of, all such documents, reports, filings, instruments, certificates and opinions that it shall be the duty of the Issuer or the Seller to prepare, file or deliver pursuant to the Related Agreements. In furtherance of the foregoing, the Administrator shall take all appropriate action that is the duty of the Issuer to take pursuant to the Indenture including, without limitation, such of the foregoing as are required with respect to the following matters under the Indenture (references are to sections of the Indenture):

                                  (A)      the duty to cause newly appointed
                 Paying Agents, if any, to deliver to the Indenture Trustee the instrument specified in the Indenture regarding funds held in trust (Section 3.03);

                                  (B)      the direction to the Indenture
                 Trustee to deposit moneys with Paying Agents, if any, other than the Indenture Trustee (Section 3.03);

                                  (C)      the preparation and delivery to the
                 Owner Trustee for execution, and to the authenticating agent for authentication and delivery, of new Certificates for transfers and replacements of Certificates (Sections 3.05 and 3.06);

                                  (D)      the preparation of the Issuer's
                 annual statement as to compliance with the Indenture (Section 3.10);

                                  (E)      the preparation and obtaining of
                 documents and instruments required for the release of the Issuer from its obligations under the Indenture (Section 3.15);

                                  (F)      the delivery of written notice to
                 the Indenture Trustee and the Rating Agencies of each Event of Default under the Indenture (Section 3.21);

                                  (G)      the administration of the Issuer's
                 obligations as to the satisfaction and discharge of the Indenture and the preparation of an Officer's Certificate and the obtaining of the Opinion of Counsel and the Independent Certificate relating thereto (Section 10.01);

                                  (H)      the preparation and delivery of
                 notice to Noteholders and each Rating Agency of the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee (Section 6.08);

                                  (I)      subject to Section 1(b)(i) hereof,
                 the preparation and, after execution by the Seller on behalf of the Issuer, the filing with the Commission, any applicable state agencies and the Indenture Trustee of documents required to be filed on a periodic basis with, and summaries thereof as may be required by rules and regulations prescribed by, the Commission and any applicable state agencies and the transmission of such summaries, as necessary, to the Noteholders (Section 7.03);

                                  (J) the preparation of an Issuer Request and Officer's Certificate and the obtaining of an Opinion of Counsel and Independent Certificates, if necessary, for the release of the Trust Estate (Sections 8.05 and 8.03);

                                  (K)      the preparation of Issuer Requests
                 and the obtaining of Opinions of Counsel with respect to the execution of supplemental indentures and the mailing to the Noteholders of notices with respect to such supplemental indentures (Sections 9.01, 9.02 and 9.03);

                                  (L)      the execution and delivery of new
                 Notes conforming to any supplemental indenture (Section 9.06);

                                  (M)      the preparation and delivery of
                 Officer's Certificates and the obtaining of Independent Certificates, if necessary, for the release of property from the lien of the Indenture (Section 10.01(b));

                                  (N)      the recording of the Indenture, if
                 applicable (Section 10.14); and

                                  (O)      the obtaining of the opinion
                 referred to in Section 3.07(b) of the Indenture.

                          (ii)    The Administrator will:

                                  (A)      indemnify the Indenture Trustee and
                 its agents for, and hold them harmless against, any losses, liability or expense, including reasonable attorneys fees and expenses, incurred without willful misconduct, negligence or bad faith on their part, arising out of the willful misconduct, gross negligence or bad faith of the Administrator in the performance of the transactions contemplated by this Agreement;

                                  (B)      indemnify the Owner Trustee and its
                 agents for, and hold them harmless against, any losses, liability or expense, including reasonable attorneys fees and expenses, incurred without willful misconduct, negligence or bad faith on their part, arising out of the willful misconduct, gross negligence or bad faith of the Administrator in the performance of the transactions contemplated by this Agreement;

                                  (C)      indemnify the Seller and its agents
                 for, and hold them harmless against, any losses, liability or expense, including reasonable attorneys fees and expenses, incurred without willful misconduct, gross negligence or bad faith on their part, arising out of the willful misconduct, gross negligence or bad faith of the Administrator in the performance of the transactions contemplated by this Agreement;

                                  (D)      pay the Owner Trustee, as
                 compensation for its services, such fees as have been separately agreed upon before the date hereof, and the Administrator will reimburse the Owner Trustee for its reasonable expenses under the Basic Documents, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and outside counsel as the Owner Trustee may reasonably employ in connection with the exercise and performance of its rights and its duties under the Basic Documents; and

                                  (E)      be liable as primary obligor for,
                 and will indemnify the Owner Trustee and its successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of the Trust Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee thereunder, provided, that:

                                  (1)      the Administrator shall not be
                          liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from the Owner Trustee's willful misconduct, negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in Section 7.03 expressly made by the Owner Trustee;

                                  (2)      with respect to any such claim, the
                          Indemnified Party shall have given the Administrator written notice thereof promptly after the Indemnified Party shall have actual knowledge thereof;

                                  (3)      while maintaining control over its
                          own defense, the Administrator shall consult with the Indemnified Party in preparing such defense; and

                                  (4)      notwithstanding anything in this
                          Agreement to the contrary, the Administrator shall not be liable for settlement of any claim by an Indemnified Party entered into without the prior consent of the Administrator, which consent shall not be unreasonably withheld.

                          The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee, of the Seller, as Holder of the Designated Certificate, and of the Indenture Trustee, and the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the indemnitee's choice of legal counsel, if other than the legal counsel retained by such indemnitee in connection with the execution and delivery of the Related Agreements, shall be subject to the approval of the Administrator, which approval shall not be unreasonably withheld. In addition, upon written notice to the indemnitee and with the consent of the indemnitee, which consent shall not be unreasonably withheld, the Administrator has the right to assume the defense of any claim, action or proceeding against the Indemnitee.

                 (b)      Additional Duties.

                          (i)     In addition to the duties of the
         Administrator set forth above, the Administrator shall perform, or cause to be performed, the duties and obligations of the Seller, Designated Certificateholder and the Issuer under the Trust Agreement. These duties and obligations include, without limitation, the following (references are to sections of the Trust Agreement):

                                  (A)      preparing, filing or delivering tax
                 returns, reports and forms and performing the other duties of the Issuer under Sections 2.06 and 5.05;

                                  (B)      removing the Certificate Paying
                 Agent under Section 3.10 and appointing a successor, subject to compliance with Section 4.01;

                                  (C)      directing the Owner Trustee to take
                 action under the Basic Documents pursuant to Section 6.01;

                                  (D)      furnishing documents to the
                 Certificateholders under Section 7.02;

                                  (E)      delivering notice of termination of
                 the Issuer under Section 9.01 and notices of such termination or of any Insolvency Event with respect to the Holder of the Designated Certificate under Section 9.02;

                                  (F)      appointing a successor Owner
                 Trustee, removing the Owner Trustee and providing notices regarding such action under Section 10.02 and executing instruments and providing notices in connection with such appointment under Section 10.03;

                                  (G)      appointing co-trustees or separate
                 trustees under Section 10.05, and removing same thereunder;
                 and

                                  (H)      obtaining any opinion of counsel
                 required by Section 11.01 and furnishing notice or any obtaining execution by Certificateholders of any amendment to the Trust Agreement thereunder.

                          In furtherance thereof, the Seller and the Issuer shall execute and deliver to the Administrator and to each successor Administrator appointed pursuant to the terms hereof, one or more powers of attorney substantially in the form of Exhibit A hereto, appointing the Administrator the attorney-in-fact of the Issuer for the purpose of executing on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions. Subject to
         Section 4 of this Agreement, and in accordance with the directions of the Issuer, the Administrator shall administer, perform or supervise the performance of such other activities in connection with the Collateral (including the Related Agreements) as are not covered by any of the foregoing provisions and as are expressly requested by the Seller or the Owner Trustee and are reasonably within the capability of the Administrator. The Administrator shall be responsible for any filings required by the Issuer under the Securities Exchange Act of 1934, as amended.

                          (ii) In carrying out the foregoing duties or any of its other obligations under this Agreement, the Administrator may enter into transactions or otherwise deal with any of its affiliates; provided, however, that the terms of any such transactions or dealings shall be in accordance with any directions received from the Seller and the Owner Trustee and shall be, in the Administrator's opinion, no less favorable to the Seller and the Issuer than would be available from unaffiliated parties.

                     (iii) In carrying out any of its obligations under this Agreement, the Administrator may act either directly or through agents, attorneys, accountants, independent contractors and auditors and enter into agreements with any of them.

                 (c)      Non-Ministerial Matters.

                          (i)     With respect to matters that in the
         reasonable judgment of the Administrator are non-ministerial, the Administrator shall not be under any obligation to take any action, and in any event shall not take any action unless the Administrator shall have received instructions from the Seller or the Owner Trustee or the Certificateholders in accordance with the Trust Agreement. For the purpose of the preceding sentence, "non-ministerial matters" shall include, without limitation:

                                  (A)      the amendment of or any supplement
                 to the Related Agreements;

                                  (B)      the initiation of any claim or
                 lawsuit by the Issuer and the compromise of any action, claim or lawsuit brought by or against the Issuer;

                                  (C)      the appointment of successor Note
                 Registrars, successor Administrators and successor Indenture Trustees pursuant to the Indenture, or the consent to the assignment by the Note Registrar, Administrator or Indenture Trustee of its obligations under the Indenture; and

                                  (D)      the removal of the Indenture
                 Trustee.

                          (ii) Notwithstanding anything to the contrary in this Agreement, the Administrator shall not be obligated to, and shall not (x) make any payments to the Noteholders under the Related Agreements, (y) sell the Trust Estate pursuant to the Indenture or (z) take any action that either the Seller or the Owner Trustee directs the Administrator not to take on its behalf or on the behalf of the Issuer.

         2. Records. The Administrator shall maintain appropriate books of account and records relating to services performed hereunder, which books of account and records shall be accessible for inspection by the Seller and the Owner Trustee at any time, after reasonable notice to the Administrator of such inspection, during normal business hours.

         3. Compensation. As compensation for the performance of the Administrator's obligations under this Agreement, the Administrator shall be entitled to a fee of not more than $500.00 per month which shall be paid by the Holder of the Designated Certificate pursuant to Section 2.07(a) of the Trust Agreement; provided however the Administrator may with prior written notice to the Seller, Servicer, Issuer, Owner Trustee and Indenture Trustee, waive its rights to compensation hereunder and Household Finance Corporation as the initial Administrator hereby gives written notice to the Seller, Servicer, Issuer, Owner Trustee and Indenture Trustee that until further written notice to the contrary, Household Finance Corporation waives its right to receive such fee. As reimbursement for its expenses related to the performance of the Administrator's obligations hereunder, the Administrator shall receive payment from the Seller.

         4. Additional Information To Be Furnished. The Administrator shall furnish to the Seller and the Owner Trustee from time to time such additional information regarding the Collateral as the Seller and the Owner Trustee shall reasonably request.

         5. Independence of the Administrator. For all purposes of this Agreement, the Administrator shall be an independent contractor and shall not be subject to the supervision of the

Seller or the Owner Trustee with respect to the manner in which it accomplishes the performance of its obligations hereunder. Unless expressly authorized by this Agreement, the Administrator shall have no authority to act for or represent the Seller, the Issuer or the Owner Trustee in any way and shall not otherwise be deemed an agent of the Seller, the Issuer or the Owner Trustee.

         6. No Joint Venture. Nothing contained in this Agreement (i) shall constitute the Administrator and either of the Issuer or the Owner Trustee or the Seller as members of any partnership, joint venture, association, syndicate, unincorporated business or other separate entity, (ii) shall be construed to impose any liability as such on any of them or (iii) shall be deemed to confer on any of them any express, implied or apparent authority to incur any obligation or liability on behalf of the others.

         7. Other Activities of the Administrator. Nothing herein shall prevent the Administrator or its Affiliates from engaging in other businesses or, in its sole discretion, from acting in a similar capacity as an administrator for any other person or entity even though such person or entity may engage in business activities similar to those of the Issuer, the Owner Trustee or the Indenture Trustee.

         8.      Term of Agreement; Resignation and Removal of Administrator.
(a) This Agreement shall continue in force until the dissolution of the Issuer, upon which event this Agreement shall automatically terminate.

                 (b) Subject to Section 8(e) of this Agreement, the Administrator may resign its duties hereunder by providing the Issuer with at least 60 days' prior written notice.

                 (c) Subject to Section 8(e) of this Agreement, the Seller may remove the Administrator without cause by providing the Administrator with at least 60 days' prior written notice.

                 (d) Subject to Section 8(e) of this Agreement, at the sole option of the Owner Trustee, the Administrator may be removed immediately upon written notice of termination from the Owner Trustee to the Administrator and each Rating Agency if any of the following events shall occur:

                          (i) the Administrator shall default in the performance of any of its duties under this Agreement in any material respect and, after notice of such default, shall not cure such default within ten days (or, if such default cannot be cured in such time, shall not give within ten days such assurance of cure as shall be reasonably satisfactory to the Owner Trustee);

                         (ii) a court having jurisdiction in the premises shall enter a decree or order for relief, and such decree or order shall not have been vacated within 60 days, in respect of the Administrator in any involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect or appoint a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Administrator or any substantial part of its property or order the winding-up or liquidation of its affairs;

                        (iii) the Administrator shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator or similar official for the Administrator or any substantial part of its property, shall consent to the taking of possession by any such official of any substantial part of its property, shall make any general assignment for the benefit of creditors or shall fail generally to pay its debts as they become due; or

                        (iv) HCLC or an Affiliate ceases to be the Holder of the Designated Certificate under the Trust Agreement.

                 The Administrator agrees that if any of the events specified in clauses (ii) or (iii) of this Section shall occur, it shall give written notice thereof to the Owner Trustee and the Indenture Trustee within seven days after the happening of such event.

                 (e) No resignation or removal of the Administrator pursuant to this Section shall be effective until (i) a successor Administrator shall have been appointed by the Seller (with the consent of the Owner Trustee and the Indenture Trustee) and (ii) such successor Administrator shall have agreed in writing to be bound by the terms of this Agreement in the same manner as the Administrator is bound hereunder.

                 (f) The appointment of any successor Administrator shall be effective only after each Rating Agency, after having been given 10 days prior notice of such proposed appointment, shall have declared in writing that such appointment will not result in a reduction or withdrawal of the then current rating of the Notes or Certificates.

         9. Action upon Termination, Resignation or Removal. Promptly upon the effective date of termination of this Agreement pursuant to Section 8(a) of this Agreement or the resignation or removal of the Administrator pursuant to Section 8(b) or (c) of this Agreement, respectively, the Administrator shall be entitled to be paid all fees and reimbursable expenses accruing to it to the date of such termination, resignation or removal. The Admin-istrator shall forthwith upon such termination pursuant to Section 8(a) of this Agreement deliver to the Seller, Owner Trustee or Indenture Trustee, as appropriate, all property and documents of or relating to the Collateral then in the custody of the Administrator. In the event of the resignation or removal of the Administrator pursuant to Section 8(b) or (c) of this Agreement, respectively, the Administrator shall cooperate with the Seller, the Owner Trustee and the Indenture Trustee and take all reasonable steps requested to assist them in making an orderly transfer of the duties of the Administrator.

         10. Notices. Any notice, report or other communication given hereunder shall be in writing and addressed as follows:

                 (a)      if to the Issuer, to:

                          Household Consumer Loan Trust 1997-1
                          c/o Chase Manhattan Bank Delaware
                          1201 Market Street
                          Wilmington, DE 19801
                          Attention: Corporate Trust Administration

                          with a copy to:

                          The Chase Manhattan Bank
                          450 West 33rd Street, 15th Floor
                          New York, NY 10001
                          Attention: Global Trust Services

                 (b)      If to the Administrator, to:

                          Household Finance Corporation
                          2700 Sanders Road
                          Prospect Heights, IL 60070
                          Attention: Treasurer

                 (c)      If to the Indenture Trustee, to:

                          The Bank of New York
                          101 Barclay Street, Floor 12 East
                          New York, NY 10286
                          Attention: Corporate Trust Asset-Backed Unit

                 (d)      If to the Owner Trustee, to:

                          Chase Manhattan Bank Delaware
                          1201 Market Street
                          Wilmington, DE 19801
                          Attention: Corporate Trust Administration

                          with a copy to:

                          The Chase Manhattan Bank

                          450 West 33rd Street, 15th Floor
                          New York, NY 10001
                          Attention: Global Trust Services

                 (e)      If to the Seller, to:

                          Household Consumer Loan Corporation
                          111 Town Center Drive
                          Las Vegas, NV 89134
                          Attention: Compliance Officer

                          with a copy to,
                          Household Finance Corporation
                          2700 Sanders Road
                          Prospect Heights, IL 60070
                          Attention: Treasurer

or to such other address as any party shall have provided to the other parties in writing. Any notice required to be in writing hereunder shall be deemed given if such notice is mailed by certified mail, postage prepaid, or hand-delivered to the address of such party as provided above.

         11. Amendments. (a) This Agreement may be amended from time to time by the parties hereto, with written notice and acknowledgment by the Indenture Trustee, by a written instrument signed by each of them, without the consent of any of the Securityholders, provided that an Opinion of Counsel for the Seller (which Opinion of Counsel may, as to factual matters, rely upon Officer's Certificates of the Seller) is addressed and delivered to the Owner Trustee, the Indenture Trustee and each Rating Agency, dated the date of any such amendment, to the effect that the conditions precedent to any such amendment have been satisfied and the Seller shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate, dated the date of any such Amendment, stating that the Seller reasonably believes that such amendment will not have a material adverse effect on the Securityholders.

                 (b) This Agreement may also be amended from time to time with the consent of the Holders of the Certificates evidencing not less than 66-2/3% of the aggregate unpaid principal amount of the Securities of all affected Certificateholders for which the Seller has not delivered an Officer's Certificate stating that there is no material adverse effect, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received that are required to be distributed on any Certificate without the consent of the related Certificateholder, or (ii) reduce the aforesaid percentage of Certificates the

Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding or cause any material adverse tax consequences to any Certificateholders or Noteholders.

                 (c) Promptly after the execution of any such amendment or consent (other than an amendment pursuant to paragraph (a)), the Administrator shall direct the Certificate Registrar to furnish notification of the substance of such amendment to each Certificateholder, and to each Rating Agency.

                 (d) It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

         12. Successors and Assigns. This Agreement may not be assigned by the Administrator (except to a Person who also becomes the successor Servicer in accordance with the Pooling and Servicing Agreement) unless such assignment is previously consented to in writing by the Seller, the Owner Trustee and the Indenture Trustee and unless each Rating Agency, after having been given 10 days prior notice of such assignment, shall have declared in writing that such assignment will not result in a reduction or withdrawal of the then current rating of the Notes or Certificates. An assignment with such consent and satisfaction, if accepted by the assignee, shall bind the assignee hereunder in the same manner as the Administrator is bound hereunder. Notwithstanding the foregoing, this Agreement may be assigned by the Administrator without the consent of the Seller, the Owner Trustee and the Indenture Trustee if the assignment is to (i) a corporation or other organization that is a successor (by merger, consolidation or purchase of assets) to the Administrator or (ii) to an Affiliate of the Administrator; provided that (x) the obligations of the Administrator under Section 1(a)(ii) are not assignable and (y) such successor organization executes and delivers to the Seller, the Owner Trustee and the Indenture Trustee an agreement in which such corporation or other organization agrees to be bound hereunder by the terms of said assignment in the same manner as the Administrator is bound hereunder. Subject to the foregoing, this Agreement shall bind any successors or assigns of the parties hereto.

         13. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         14. Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         15. Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall together constitute but one and the same agreement.

         16. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         17. Limitation of Liability of the Owner Trustee. Notwithstanding anything contained herein to the contrary, this instrument has been executed by Chase Manhattan Bank Delaware, not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer, and in no event shall Chase Manhattan Bank Delaware in its individual capacity or any beneficial owner of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder, as to all of which recourse shall be had solely to the assets of the Issuer. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         18. Third-Party Beneficiary. The Indenture Trustee is a third-party beneficiary to this Agreement and is entitled to the rights and benefits hereunder and may enforce the provisions hereof as if it were a party hereto.

                 IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                        HOUSEHOLD CONSUMER LOAN TRUST 1997-1

                                        By: CHASE MANHATTAN BANK DELAWARE, not
                                            in its individual capacity but
                                            solely as Owner Trustee


                                            By:
                                               ---------------------------------
                                            Name:
                                            Title:


                                        HOUSEHOLD FINANCE CORPORATION,
                                        in its individual capacity, as
                                        Administrator


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


                                        HOUSEHOLD CONSUMER LOAN CORPORATION


                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:


CONSENTED TO BY:

THE BANK OF NEW YORK,
as Indenture Trustee


By:
   --------------------------------
Name:
Title:

                                                                       EXHIBIT A

                               POWER OF ATTORNEY

STATE OF NEW YORK   )
                    )
COUNTY OF NEW YORK  )

         KNOW ALL MEN BY THESE PRESENTS, that Household Consumer Loan Trust 1997-1 (the "Issuer"), does hereby make, constitute and appoint Household Finance Corporation, as administrator (the "Administrator") under the Administration Agreement dated as of March 1, 1997 (the "Administration Agreement"), among the Issuer, Chase Manhattan Bank Delaware, as the Owner Trustee, Household Consumer Loan Corporation, as the Seller, and Household Finance Corporation, as the Administrator, as the same may be amended from time to time, and its agents and attorneys, as Attorneys-in-Fact to execute on behalf of the Issuer all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Issuer to prepare, file or deliver pursuant to the Related Agreements, including, without limitation, to appear for and represent the Issuer in connection with the preparation, filing and audit of federal, state and local tax returns pertaining to the Issuer, and with full power to perform any and all acts associated with such returns and audits that the Issuer could perform, including without limitation, the right to distribute and receive confidential information, defend and assert positions in response to audits, initiate and defend litigation, and to execute waivers of restrictions on assessments of deficiencies, consents to the extension of any statutory or regulatory time limit, and settlements.

         All powers of attorney for this purpose heretofore filed or executed by the Issuer are hereby revoked.

         Capitalized terms that are used and not otherwise defined herein shall have the meanings ascribed thereto in the Administration Agreement.

         EXECUTED this ___ day of March, 1997.

                        HOUSEHOLD CONSUMER LOAN TRUST 1997-1

                        By:  CHASE MANHATTAN BANK DELAWARE,
                             not in its individual capacity but
                             solely as Owner Trustee


                        By:
                            ---------------------------------------------
                            Name:
                            Title:

                        HOUSEHOLD CONSUMER LOAN CORPORATION,
                        as Seller


                        By:
                            ---------------------------------------------
                            Name:
                            Title:











                                     A-2